Exhibit 28

















                            PENNSYLVANIA ELECTRIC COMPANY
                              EMPLOYEE SAVINGS PLAN FOR
                              BARGAINING UNIT EMPLOYEES

                       REPORT ON AUDITS OF FINANCIAL STATEMENTS
                                 for the years ended
                              December 31, 1996 and 1995